UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Kartoon Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T03592 - P57060 KARTOON STUDIOS, INC. 190 N CANNON DR., FLOOR 4 BEVERLY HILLS, CA 90210 Your Vote Counts! KARTOON STUDIOS, INC. 2026 Annual Meeting Vote by October 20, 2026 11:59 PM ET You invested in KARTOON STUDIOS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 21, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form - 10K for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* October 21, 2026 10:00 AM, PT Virtually at: ww w.virtualsha r eholdermeeting.com/TOON2026

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T03593 - P57060 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You are encouraged to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. For 1 . The election of six (6) directors named in the accompanying proxy statement to serve as Class I or Class II directors with staggered terms pursuant to the Company’s bylaws, as amended, with initial terms expiring at the 2027 and 2028 annual meetings of stockholders, respectively : Nominees: 1) Joseph “Gray” Davis - Class I 2) David Neuman - Class I 3) Dr. Cynthia Turner - Graham - Class I 4) Andy Heyward - Class II 5) Anthony Thomopoulos - Class II 6) Jeffrey Schlesinger - Class II 2. Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval of a proposed amendment to the Kartoon Studios, Inc. 2020 Incentive Plan as amended (the “2020 Plan”) to inc r ease the agg r egate number of sha r es of common stock, par value $0.001 per sha r e (the “Common Stock”), For available for awards under the 2020 Plan by 4,000,000 shares. 4. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the accompanying proxy statement. For 5. Approval of a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 3. For NOTE: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof